EXHIBIT INDEX

EXHIBIT A:
  Attachment to item 77B:
  Accountant's report on internal control.

EXHIBIT B:
  Attachment to item 77O:
  Transactions effected pursuant to Rule 10f-3

EXHIBIT C:
  Attachment to item 77Q1:
  Exhibits
 - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

EXHIBIT A:
Independent Auditors' Report

The Shareholders and Board of Trustees of
American Skandia Trust:

In planning and performing our audit of the financial statements of the American Skandia Trust (comprised of AST Alger All-Cap Growth Portfolio, AST Alliance Growth & Income Portfolio, AST Alliance Growth Portfolio, AST Alliance/Bernstein Growth + Value Portfolio, AST American Century Income & Growth Portfolio, AST American Century International Growth Portfolio, AST American Century Strategic Balanced Portfolio, AST Cohen & Steers Realty Portfolio, AST DeAM Bond Portfolio, AST DeAM Global Allocation Portfolio, AST DeAM International Equity Portfolio, AST DeAM Large-Cap Growth Portfolio, AST DeAM Large-Cap Value Portfolio, AST DeAM Small-Cap Value Portfolio, AST DeAM Small-Cap Growth Portfolio, AST Federated Aggressive Growth Portfolio, AST Federated High Yield Portfolio, AST Gabelli All-Cap Value Portfolio, AST Gabelli Small-Cap Value Portfolio, AST Goldman Sachs Concentrated Growth Portfolio, AST Goldman Sachs Mid-Cap Growth Portfolio, AST Goldman Sachs Small-Cap Value Portfolio, AST INVESCO Capital Income Portfolio, AST Lord Abbett Bond-Debenture Portfolio, AST Marsico Capital Growth Portfolio, AST MFS Global Equity Portfolio, AST MFS Growth Portfolio, AST MFS Growth with Income Portfolio, AST Money Market Portfolio, AST Neuberger Berman Mid-Cap Growth Portfolio, AST Neuberger Berman Mid-Cap Value Portfolio, AST PBHG Small-Cap Growth Portfolio, AST PIMCO Limited Maturity Bond Portfolio, AST PIMCO Total Return Bond Portfolio, AST Sanford Bernstein Core Value Portfolio, AST Sanford Bernstein Managed Index 500 Portfolio, AST Strong International Equity Portfolio, AST T. Rowe Price Asset Allocation Portfolio, AST T. Rowe Price Global Bond Portfolio, AST T. Rowe Price Natural Resources Portfolio, and AST William Blair International Growth Portfolio ) (collectively the "Funds") for the year ended December 31, 2003, we considered its internal control, including control activities for safeguarding securities, in order to determine our auditing procedures for the purpose of expressing our opinion on the financial statements and to comply with the requirements of Form N-SAR, not to provide assurance on internal control.

The management of the Funds is responsible for establishing and maintaining internal control. In fulfilling this responsibility, estimates and judgments by management are required to assess the expected benefits and related costs of controls. Generally, controls that are relevant to an audit pertain to the entity's objective of preparing financial statements for external purposes that are fairly presented in conformity with accounting principles generally accepted in the United States of America. Those controls include the safeguarding of assets against unauthorized acquisition, use, or disposition.

Because of inherent limitations in internal control, error or fraud may occur and not be detected. Also, projection of any evaluation of internal control to future periods is subject to the risk that it may become inadequate because of changes in conditions or that the effectiveness of the design and operation may deteriorate.

Our consideration of internal control would not necessarily disclose all matters in internal control that might be material weaknesses under standards established by the American Institute of Certified Public Accountants. A material weakness is a condition in which the design or operation of one or more of the internal control components does not reduce to a relatively low level the risk that misstatements caused by error or fraud in amounts that would be material in relation to the financial statements being audited may occur and not be detected within a timely period by employees in the normal course of performing their assigned functions. However, we noted no matters involving internal control and its operation, including controls for safeguarding securities, which we consider to be material weaknesses as defined above as of December 31, 2003.

This report is intended solely for the information and use of management and the Board of Trustees of the American Skandia Trust and the Securities and Exchange Commission and is not intended to be and should not be used by anyone other than these specified parties.

KPMG LLP
New York, New York
February 11, 2004



EXHIBIT B:
Item 77O

On July 28, 2003, the AST American Century International Growth Portfolio of the Registrant purchased 15,000 shares of Renault S.A. stock from Deutsche Bank - Alex Brown in an underwritten offering of $1,504,544,412 in which JP Morgan Chase Securities, Inc., an affiliate of the Trust's sub-advisor, was a member of the selling syndicate. The Portfolio purchased the security at the public offering price of $56.56 per share.

On July 31, 2003, the AST Goldman Sachs Mid-Cap Growth Portfolio of the Registrant purchased 24,425 shares of Citadel Broadcasting common stock from Credit Suisse First Boston in an underwritten offering of 22,000,000 shares of such stock in which Wachovia Securities, LLC, an affiliate of the Portfolio's sub-advisor, was a member of the selling syndicate. The Portfolio purchased the security at the public offering price of $19.00 per share.

On August 5, 2003, the AST DeAM Bond Portfolio of the Registrant purchased 12,299 shares of WFS Financial Owner Trust from Banc of America in an underwritten offering of 1,650,000,000 shares of auto receivable backed notes in which Deutsche Bank Securities, an affiliate of the Portfolio's sub-advisor, was a member of the selling syndicate. The Portfolio purchased the security at the public offering price of $99.99 per share.

On September 3, 2003, the AST DeAM Bond Portfolio of the
Registrant purchased 5,650 shares of Centerpoint Energy from Banc of America in an underwritten offering of 300,000,000 shares of mortgage bonds in which Deutsche Bank Securities, an affiliate of the Portfolio's sub-advisor, was a member of the selling syndicate. The Portfolio purchased the security at the public offering price of $99.75 per share.

On September 17, 2003, the AST Goldman Sachs Small-Cap Value
Portfolio of the Registrant purchased 11,375 shares of National
Financial Partners Corp. common stock from Merrill Lynch & Co. in an underwritten offering of 9,066,978 shares of such stock. The
Portfolio purchased the security at the public offering price of $23.00 per share.

On October 1, 2003, the AST DeAM Bond Portfolio of the
Registrant purchased $496,000 par of One America Financial notes from Lehman, in an underwritten offering of $200,000,000 in which Deutsche Bank Securities, Inc., an affiliate of the Portfolio's sub-advisor, was a member of the selling syndicate. The Portfolio purchased the security at the public offering price of $99.49 per unit.

On October 16, 2003, the AST DeAM Bond Portfolio of the
Registrant purchased $580,000 par of Singapore Power Assets global medium term notes from Morgan Stanley, in an underwritten offering of $6,000,000,000 in which Deutsche Bank Securities, Inc., an affiliate of the Portfolio's sub-advisor, was a member of the selling syndicate. The Portfolio purchased the security at the public offering price of $99.36 per unit.

On November 19, 2003, the AST DeAM Bond Portfolio of the
Registrant purchased $1,275,000 par of Hutchinson Whampoa guaranteed notes from HSBC, in an underwritten offering of $1,500,000,000 securities in which Deutsche Bank Securities, Inc., an affiliate of the Portfolio's sub-advisor, was a member of the selling syndicate. The Portfolio purchased the security at the public offering price of $99.77 per unit.

On December 8, 2003, the AST American Century International
Growth Portfolio of the Registrant purchased 51,998 shares of NEC Corporation common stock from Morgan Stanley in an underwritten offering of 250,000,000 shares of such stock in which JP Morgan Chase Securities, Inc., an affiliate of the Trust's sub-advisor, was a member of the selling syndicate. The Portfolio purchased the security at the public offering price of $6.62 per share.

On December 12, 2003, the AST Neuberger Berman Mid-Cap Growth Portfolio of the Registrant purchased 42,400 shares of China Life Insurance Company Limited American depositary shares from Credit Suisse First Boston in an underwritten offering of 153,676,475 American depositary Shares in which Lehman Brothers, Inc., an affiliate of the Trust's sub-advisor, was a member of the selling syndicate. The Portfolio purchased the security at the public offering price of $18.68 per share.

At its November 18, 2003 meeting, the Registrant's Board of
Trustees made the determinations required by rule 10f-3 under the Investment Company Act of 1940 for the first seven transactions listed above based on information with regard to compliance with rule 10f-3 and the Registrant's rule 10f-3 procedures that were provided to it by the Portfolio's Investment Manager, which in turn had been provided to the Investment Manager by the Portfolio's sub-adviser.

For the last three transactions listed above, the Investment
Manager has obtained information from each Portfolio's sub-adviser with regard to compliance with rule 10f-3 under the Investment Company Act of 1940 and the Registrant's rule 10f-3 procedures. At its February 26, 2004 meeting, the Registrant's Board of Trustees will in turn consider making the determinations required by rule 10f-3 based on information provided to it by the Investment Manager.



EXHIBIT C:
Item 77Q1

The Sub-advisory Agreement between American Skandia Investment
Services, Incorporated and Neuberger Berman Management with respect to the AST Neuberger Berman Mid-Cap Growth Portfolio is attached herewith as Exhibit I.

The Sub-advisory Agreement between American Skandia Investment
Services, Incorporated and Neuberger Berman Management with respect to the AST Neuberger Berman Mid-Cap Value Portfolio is attached herewith as Exhibit II.


Exhibit I

AMERICAN SKANDIA TRUST
SUB-ADVISORY AGREEMENT

THIS AGREEMENT is between American Skandia Investment Services,
Incorporated and Prudential Investments LLC (the "Investment
Manager") and Neuberger Berman Management, Inc. (the "Sub-Advisor").

WHEREAS American Skandia Trust (the "Trust") is a Massachusetts business trust organized with one or more series of shares, and is registered as an investment company under the Investment Company Act of 1940 (the "ICA"); and

WHEREAS the trustees of the Trust (the "Trustees") have engaged the Investment Manager to act as investment manager for the AST Neuberger Berman Mid-Cap Growth Portfolio (the "Portfolio") under the terms of a management agreement, dated May 1, 2003, with the Trust (the
"Management Agreement"); and

WHEREAS the Investment Manager has engaged the Sub-Advisor and the Trustees have approved the engagement of the Sub-Advisor to provide investment advice and other investment services set forth below;

NOW, THEREFORE the Investment Manager and the Sub-Advisor agree as follows:

1.	Investment Services.  The Sub-Advisor will furnish the
Investment Manager with investment advisory services in connection with a continuous investment program for the Portfolio which is to be managed in accordance with the investment objective, investment policies and restrictions of the Portfolio as set forth in the Prospectus and Statement of Additional Information of the Trust and in accordance with the Trust's Declaration of Trust and By-Laws. Officers, directors, and employees of Sub-Advisor will be available to consult with Investment Manager and the Trust, their officers, employees and Trustees concerning the business of the Trust. Investment Manager will promptly furnish Sub-Advisor with any amendments to such documents. Such amendments will not be effective with respect to the Sub-Advisor until receipt thereof.

	Subject to the supervision and control of the Investment Manager, which is in turn subject to the supervision and control of the Trust's Board of Trustees, the Sub-Advisor, will in its discretion determine and select the securities to be purchased for and sold from the Portfolio from time to time and will place orders with and give instructions to brokers, dealers and others for all such transactions and cause such transactions to be executed. The Portfolio will be maintained by a custodian bank (the "Custodian") and the Investment Manager will authorize the Custodian to honor orders and instructions by employees of the Sub-Advisor authorized by the Investment Manager to settle transactions in respect of the Portfolio. No assets may be withdrawn from the Portfolio other than for settlement of transactions on behalf of the Portfolio except upon the written authorization of appropriate officers of the Trust who shall have been certified as such by proper authorities of the Trust prior to the withdrawal.

	The Sub-Advisor, to the extent necessary in its sole judgment, will obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Portfolio, and concerning the individual issuers whose securities are included in the Portfolio or the activities in which they engage, or with respect to securities which the Sub-Advisor considers desirable for inclusion in the Portfolio.

	The Sub-Advisor represents that it reviewed the Registration Statement of the Trust, including any amendments or supplements thereto, and any Proxy Statement relating to the approval of this Agreement, as filed with the Securities and Exchange Commission and represents and warrants that with respect to disclosure about the Sub-Advisor or information relating to the Sub-Advisor or the investment program conducted by the Sub-Advisor for the Portfolio or which otherwise relates directly or indirectly to the Sub-Advisor's activities in connection with the Portfolio (such disclosure and information being hereinafter collectively referred to as "Sub-Advisor Information"), such Registration Statement or Proxy Statement contains, as of their respective dates and, if later, the effective date of this Agreement, no untrue statement of any material fact and does not omit any statement of material fact which was required to be stated therein or necessary to make the statements contained therein not misleading; it being understood that the Sub-Advisor shall have no responsibility for any other portion of the Registration Statement or Proxy Statement.. The Sub-Advisor further represents and warrants that it is an investment advisor registered under the Investment Advisers Act of 1940, as amended, and under the laws of all jurisdictions in which the conduct of its business hereunder requires such registration.

	In furnishing the services under this Agreement, the Sub-Advisor will use its best efforts to comply with the requirements of the ICA and Sections 817(h) and 851(b)(2) and (3) of the Internal Revenue
Code, applicable to the Portfolio, and the regulations promulgated thereunder. Sub-Advisor shall comply with (i) other applicable provisions of state or federal law; (ii) the provision of the Declaration of Trust and By-Laws of the Trust; (iii) policies and determinations of the Trust and Investment Manager; (iv) the fundamental policies and investment restrictions of the Trust, as set out in the Trust's registration statement under the ICA, or as amended by the Trust's shareholders; (v) the Prospectus and Statement of Additional Information of the Trust; and (vi) investment guidelines or other instructions received in writing from Investment Manager. Notwithstanding the above, the Sub-Advisor shall have no responsibility to monitor compliance with limitations or restrictions for which it has not received sufficient information from the Investment Manager or its authorized agents to enable the Sub-Advisor to monitor compliance with such limitations or restrictions. Sub-Advisor shall supervise and monitor the investment program of the Portfolio. The Investment Manager acknowledges to the Sub-Advisor that the Investment Manager also is responsible to the Trust for monitoring compliance with the foregoing requirements; it being understood that such acknowledgement shall in no way diminish the Sub-Advisor's responsibilities under this provision.

	Nothing in this Agreement shall be implied to prevent the Investment Manager from engaging other sub-advisors to provide investment advice and other services in relation to portfolios of the Trust for which Sub-Advisor does not provide such services, or to prevent Investment Manager from providing such services itself in relation to such portfolios. The Sub-Advisor and the Investment Manager understand and agree that if the Investment Manager manages the Portfolio in a "manager-of-managers" style, the Investment Manager will, among other things, (i) continually evaluate the performance of the Sub-Advisor through quantitative and qualitative analysis and consultations with the Sub-Advisor, (ii) periodically make recommendations to the Trust's Board as to whether the contract with one or more sub-advisors should be renewed, modified or terminated, and (iii) periodically report to the Trust's Board regarding the results of its evaluation and monitoring functions.
The Sub-Advisor recognizes that its services may be terminated or modified pursuant to this process.

	The Sub-Advisor acknowledges that the Investment Manager and the Trust intend to rely on Rules 17a-10 and 10f-3 under the ICA, to the extent applicable, and the Sub-Advisor hereby agrees that it shall not consult with any other Sub-Advisor to the Portfolio or the Trust with respect to transactions in securities for the Portfolio's
portfolio or any other transactions of Portfolio assets.   The Sub-
Advisor further acknowledges that it shall not consult with any other sub-advisor of the Portfolio that is a principal underwriter or an affiliated person of a principal underwriter with respect to transactions in securities for the Portfolio's portfolio or any other transactions of Portfolio assets, and that its investment advisory responsibilities as set forth in this Agreement are limited to such discrete portion of the Portfolio's portfolio as determined by the Investment Manager.

2.	Delivery of Documents to Sub-Advisor.  The Investment Manager
has furnished the Sub-Advisor with copies of each of the following documents:

(a)	The Declaration of Trust of the Trust as in effect on the
date hereof;

(b)	The By-laws of the Trust in effect on the date hereof;

(c)	The resolutions of the Trustees approving the engagement of
the Sub-Advisor as Sub-Advisor to the Investment Manager and approving the form of this agreement;

(d)	The resolutions of the Trustees selecting the Investment
Manager as investment manager to the Trust and approving the form of the Investment Manager's Management Agreement with the Trust;

(e)	The Investment Manager's Management Agreement with the
Trust;

(f)	The Code of Ethics of the Trust and of the Investment
Manager as currently in effect;

(g) A list of companies the securities of which are not to be bought or sold for the Portfolio;

(h) the Registration Statement of the Trust;

(i) the Proxy Statement relating to this Agreement; and

(j)	the Investment Manager's most recent balance sheet.

The Investment Manager will furnish the Sub-Advisor from time to time with copies, properly certified or otherwise authenticated, of all amendments of or supplements to the foregoing, if any. Such amendments or supplements as to items (a) through (f) above will be provided within 30 days of the time such materials became available to the Investment Manager. Such amendments or supplements as to item
(g) above will be provided not later than the end of the business day next following the date such amendments or supplements become known to the Investment Manager. The Investment Manager will advise the Sub-Advisor 30 days prior to the effective date of any changes in the investment objective, investment policies, or investment restrictions applicable to the Portfolio.

3.	Delivery of Documents to the Investment Manager.  The Sub-
Advisor has furnished the Investment Manager with copies of each of the following documents:

(a)	The Sub-Advisor's Form ADV as filed with the Securities and
Exchange Commission;

(b)	The Sub-Advisor's most recent balance sheet;

(c)	Separate lists of persons who the Sub-Advisor wishes to
have authorized to give written and/or oral instructions to Custodians of Trust assets for the Portfolio;

(d)	The Code of Ethics of the Sub-Advisor as currently in
effect.

The Sub-Advisor will furnish the Investment Manager from time to time with copies, properly certified or otherwise authenticated, of all material amendments of or supplements to the foregoing, if any. Such amendments or supplements as to items (a) through (d) above will be provided within 30 days of the time such materials became available to the Sub-Advisor.

4.	Investment Advisory Facilities.  The Sub-Advisor, at its
expense, will furnish all necessary investment facilities, including salaries of personnel required for it to execute its duties faithfully.

5.	Execution of Portfolio Transactions.  Sub-Advisor is responsible for decisions to buy and sell securities for the Portfolio, broker-dealer selection, and negotiation of its brokerage commission rates. Sub-Advisor shall determine the securities to be purchased or sold by the Portfolio pursuant to its determinations with or through such persons, brokers or dealers, in conformity with the policy with respect to brokerage as set forth in the Trust's Prospectus and Statement of Additional Information, or as the Board of Trustees may determine from time to time. The Sub-Advisor may consider sale of the shares of the Portfolio, as well as recommendations of the Investment Manager, subject to the requirements of best net price and most favorable execution.

	With respect to brokerage, the Sub-Advisor will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Portfolio on a continuing basis. Accordingly, the cost of the brokerage commissions to the Portfolio may be greater than that available from other brokers if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies and procedures as the Board of Trustees of the Trust may determine, the Sub-Advisor shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of its having caused the Portfolio to pay a broker-dealer that provides research services to the Sub-Advisor for the Portfolio's use an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the research services provided by such broker, viewed in terms of either that particular transaction or the Sub-Advisor's ongoing responsibilities with respect to the Portfolio. The Sub-Advisor is further authorized to allocate the orders placed by it on behalf of the Portfolio to such broker-dealers who also provide research or statistical material, or other services to the Portfolio or the Sub-Advisor.
Such allocation shall be in such amounts and proportions as the Sub-Advisor shall determine and the Sub-Advisor will report on said allocations to the Investment Manager regularly as requested by the Investment Manager and, in any event, at least once each calendar year if no specific request is made, indicating the brokers to whom such allocations have been made and the basis therefor.

6.	Reports by Sub-Advisor.  The Sub-Advisor shall furnish the
Investment Manager monthly, quarterly and annual reports concerning transactions and performance of the Portfolio, including information required in the Trust's Registration, in such form as may be mutually agreed, to review the Portfolio and discuss the management of it.
The Sub-Advisor shall permit books and records maintained by it with respect to the Portfolio to be inspected and audited by the Trust, the Investment Manager or their agents at all reasonable times during normal business hours. The Sub-Advisor shall immediately notify and forward to both Investment Manager and legal counsel for the Trust any legal process served upon it on behalf of the Investment Manager or the Trust. The Sub-Advisor shall promptly notify the Investment Manager of any changes in any Sub-Advisor Information included in the Trust's Registration Statement.

7.	Compensation of Sub-Advisor.  The amount of the compensation to the Sub-Advisor is computed at an annual rate. The fee is payable monthly in arrears, based on the average daily net assets of the Portfolio for each month, at the annual rates shown below.

	For all services rendered, the Investment Manager will calculate and pay the Sub-Advisor at the annual rate of: .45% of the portion of the net assets of the Portfolio not in excess of $100 million; and ..40% of the portion in excess of $100 million.

	In computing the fee to be paid to the Sub-Advisor, the net asset value of the Portfolio shall be valued as set forth in the then current registration statement of the Trust. If this agreement is terminated, the payment shall be prorated to the date of termination.

	Investment Manager and Sub-Advisor shall not be considered as partners or participants in a joint venture. Sub-Advisor will pay its own expenses for the services to be provided pursuant to this Agreement and will not be obligated to pay any expenses of Investment Manager or the Trust. Except as otherwise provided herein, Investment Manager and the Trust will not be obligated to pay any expenses of Sub-Advisor.

8.	Confidential Treatment.  It is understood that any information or recommendation supplied by the Sub-Advisor in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Investment Manager, the Trust or such persons the Investment Manager may designate in connection with the Portfolio. It is also understood that any information supplied to Sub-Advisor in connection with the performance of its obligations hereunder, particularly, but not limited to, any list of securities which, on a temporary basis, may not be bought or sold for the Portfolio, is to be regarded as confidential and for use only by the Sub-Advisor in connection with its obligation to provide investment advice and other services to the Portfolio.

9.	Representations of the Parties.  Each party to this Agreement hereby acknowledges that it is registered as an investment advisor under the Investment Advisers Act of 1940, it will use its reasonable best efforts to maintain such registration, and it will promptly notify the other if it ceases to be so registered, if its registration is suspended for any reason, or if it is notified by any regulatory organization or court of competent jurisdiction that it should show cause why its registration should not be suspended or terminated.

10.	Liability.  The Sub-Advisor shall give the Portfolio the benefit of the Sub-Advisor's best judgment and efforts in rendering its services hereunder. As an inducement to the Sub-Advisor's undertaking to render these services, the parties agree that, except as provided in Section 14 hereunder, the Sub-Advisor shall not be liable to the Trust or its shareholders or to the Investment Manager for any mistake in judgment or for any act or omission resulting in any loss in connection with any service provided herein in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations hereunder. The Sub-Advisor and the Investment Manager further agree that the Sub-Advisor shall bear no responsibilities or obligations for any portfolios of the Trust other than the Portfolio and any other portfolio with respect to which it serves as sub-advisor.

	The Investment Manager agrees that the Sub-Advisor shall not be liable for any failure to recommend the purchase or sale of any security on behalf of the Portfolio on the basis of any information which might, in Sub-Advisor's opinion, constitute a violation of any federal or state laws, rules or regulations.

11.	Other Activities of Sub-Advisor.  Investment Manager agrees that the Sub-Advisor and any of its officers or employees, and persons affiliated with it or with any such officer or employee may render investment management or advisory services to other investors and institutions, and such investors and institutions may own, purchase or sell, securities or other interests in property the same as or similar to those which are selected for purchase, holding or sale for the Portfolio, and the Sub-Advisor shall be in all respects free to take action with respect to investments in securities or other interests in property the same as or similar to those selected for purchase, holding or sale for the Portfolio. Purchases and sales of individual securities on behalf of the Portfolio or accounts for other investors or institutions will be made on a basis that is equitable to the Portfolio and other accounts. Nothing in this agreement shall impose upon the Sub-Advisor any obligation to purchase or sell or recommend for purchase or sale, for the Portfolio any security which it, its officers, affiliates or employees may purchase or sell for the Sub-Advisor or such officer's, affiliate's or employee's own accounts or for the account of any other client, advisory or otherwise.

12.	Continuance and Termination.  This Agreement shall remain in full force and effect for one year from the date hereof, and is renewable annually thereafter by specific approval of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio. Any such renewal shall be approved by the vote of a majority of the Trustees who are not interested persons under the ICA, cast in person at a meeting called for the purpose of voting on such renewal. This agreement may be terminated without penalty at any time by the Investment Manager or Sub-Advisor upon 60 days written notice, and will automatically terminate in the event of its assignment by either party to this Agreement, as defined in the ICA, or (provided Sub-Advisor has received prior written notice thereof) upon termination of the Investment Manager's Management Agreement with the Trust.

13.	Notification.  Sub-Advisor will notify the Investment Manager within a reasonable time of any change in the personnel of the Sub-Advisor with responsibility for making investment decisions in relation to the Portfolio or who have been authorized to give instructions to a Custodian of the Trust.

	Any notice, instruction or other communication required or contemplated by this agreement shall be in writing. All such communications shall be addressed to the recipient at the address set forth below, provided that either party may, by notice, designate a different address for such party.

Investment Manager: American Skandia Investment Services, Incorporated Prudential Investments LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102
Attention:  Robert F. Gunia
Executive Vice President

Sub-Advisor: Neuberger Berman Management, Inc.
605 Third Avenue
2nd Floor
New York, NY 10158-0180
Attention:  General Counsel

Trust: American Skandia Trust
One Corporate Drive
Shelton, Connecticut 06484
Attention: Law Department

14.	Indemnification.  The Sub-Advisor agrees to indemnify and hold harmless Investment Manager, any affiliated person within the meaning of Section 2(a)(3) of the 1940 Act ("affiliated person") of Investment Manager (which shall not be deemed to include the Trust or the Portfolio) and each person, if any who, within the meaning of
Section 15 of the Securities Act of 1933 (the "1933 Act"), controls ("controlling person") Investment Manager, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which Investment Manager or such affiliated person or controlling person may become subject under the 1933 Act, the 1940 Act, the Investment Adviser's Act of 1940 ("Adviser's Act"), under any other statute, at common law or otherwise, arising out of Sub-Advisor's responsibilities as portfolio manager of the Portfolio (1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence by Sub-Advisor, any of Sub-Advisor's employees or representatives or any affiliate of or any person acting on behalf of Sub-Advisor, or (2) as a result of any untrue statement or alleged untrue statement of a material fact contained in Sub-Advisor Information set forth in a prospectus or statement of additional information covering the Portfolio or the Trust or any amendment thereof or any supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made in reliance upon written information furnished to Investment Manager, the Trust or any affiliated person of the Investment Manager or the Trust or upon verbal information confirmed by the Sub-Advisor in writing for the purpose of inclusion in such prospectus or statement of additional information, or (3) to the extent of, and as a result of, the failure of the Sub-Advisor to execute, or cause to be executed, Portfolio transactions according to the standards and requirements set forth in the 1940 Act; provided, however, that in no case is Sub-Advisor's indemnity in favor of Investment Manager or any affiliated person or controlling person of Investment Manager deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

	The Investment Manager agrees to indemnify and hold harmless Sub-Advisor, any affiliated person within the meaning of Section 2(a)(3) of the 1940 Act ("affiliated person") of Sub-Advisor and each person, if any who, within the meaning of Section 15 of the Securities Act of 1933 (the "1933 Act"), controls ("controlling person") Sub-Advisor, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which Sub-Advisor or such affiliated person or controlling person may become subject under the 1933 Act, the 1940 Act, the Investment Adviser's Act of 1940 ("Adviser's Act"), under any other statute, at common law or otherwise, arising out of Investment Manager's responsibilities as investment manager of the Portfolio (1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence by Investment Manager, any of Investment Manager's employees or representatives or any affiliate of or any person acting on behalf of Investment Manager, or (2) as a result of any untrue statement or alleged untrue statement of a material fact contained in Sub-Advisor Information set forth in a prospectus or statement of additional information covering the Portfolio or the Trust or any amendment thereof or any supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made by the Trust other than in reliance upon written information furnished by Sub-Advisor, or any affiliated person of the Sub-Advisor or other than upon verbal information confirmed by the Sub-Advisor in writing for the purpose of inclusion in such prospectus or statement of additional information; provided, however, that in no case is Investment Manager's indemnity in favor of Sub-Advisor or any affiliated person or controlling person of Sub-Advisor deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

15.	Warranty.  The Investment Manager represents and warrants that
(i) the appointment of the Sub-Advisor by the Investment Manager has been duly authorized and (ii) it has acted and will continue to act in connection with the transactions contemplated hereby, and the transactions contemplated hereby are, in conformity with the Investment Company Act of 1940, the Trust's governing documents and other applicable laws.

	The Sub-Advisor represents and warrants that it is authorized to perform the services contemplated to be performed hereunder.

16.	Governing Law.  This agreement is made under, and shall be
governed by and construed in accordance with, the laws of the State of Connecticut.

The effective date of this agreement is October 31, 2003.


FOR THE INVESTMENT MANAGER:

Robert F. Gunia
Executive Vice President

Date:

Attest:


FOR THE SUB-ADVISOR:


Date:

Attest:


Exhibit II

AMERICAN SKANDIA TRUST
SUB-ADVISORY AGREEMENT

THIS AGREEMENT is between American Skandia Investment Services,
Incorporated and Prudential Investments LLC (the "Investment
Manager") and Neuberger Berman Management, Inc. (the "Sub-Advisor").

WHEREAS American Skandia Trust (the "Trust") is a Massachusetts business trust organized with one or more series of shares, and is registered as an investment company under the Investment Company Act of 1940 (the "ICA"); and

WHEREAS the trustees of the Trust (the "Trustees") have engaged the Investment Manager to act as investment manager for the AST Neuberger Berman Mid-Cap Value Portfolio (the "Portfolio") under the terms of a management agreement, dated May 1, 2003, with the Trust (the
"Management Agreement"); and

WHEREAS the Investment Manager has engaged the Sub-Advisor and the Trustees have approved the engagement of the Sub-Advisor to provide investment advice and other investment services set forth below;

NOW, THEREFORE the Investment Manager and the Sub-Advisor agree as follows:

1.	Investment Services.  The Sub-Advisor will furnish the
Investment Manager with investment advisory services in connection with a continuous investment program for the Portfolio which is to be managed in accordance with the investment objective, investment policies and restrictions of the Portfolio as set forth in the Prospectus and Statement of Additional Information of the Trust and in accordance with the Trust's Declaration of Trust and By-Laws. Officers, directors, and employees of Sub-Advisor will be available to consult with Investment Manager and the Trust, their officers, employees and Trustees concerning the business of the Trust. Investment Manager will promptly furnish Sub-Advisor with any amendments to such documents. Such amendments will not be effective with respect to the Sub-Advisor until receipt thereof.

	Subject to the supervision and control of the Investment Manager, which is in turn subject to the supervision and control of the Trust's Board of Trustees, the Sub-Advisor, will in its discretion determine and select the securities to be purchased for and sold from the Portfolio from time to time and will place orders with and give instructions to brokers, dealers and others for all such transactions and cause such transactions to be executed. The Portfolio will be maintained by a custodian bank (the "Custodian") and the Investment Manager will authorize the Custodian to honor orders and instructions by employees of the Sub-Advisor authorized by the Investment Manager to settle transactions in respect of the Portfolio. No assets may be withdrawn from the Portfolio other than for settlement of transactions on behalf of the Portfolio except upon the written authorization of appropriate officers of the Trust who shall have been certified as such by proper authorities of the Trust prior to the withdrawal.

	The Sub-Advisor, to the extent necessary in its sole judgment, will obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Portfolio, and concerning the individual issuers whose securities are included in the Portfolio or the activities in which they engage, or with respect to securities which the Sub-Advisor considers desirable for inclusion in the Portfolio.

	The Sub-Advisor represents that it reviewed the Registration Statement of the Trust, including any amendments or supplements thereto, and any Proxy Statement relating to the approval of this Agreement, as filed with the Securities and Exchange Commission and represents and warrants that with respect to disclosure about the Sub-Advisor or information relating to the Sub-Advisor or the investment program conducted by the Sub-Advisor for the Portfolio or which otherwise relates directly or indirectly to the Sub-Advisor's activities in connection with the Portfolio (such disclosure and information being hereinafter collectively referred to as "Sub-Advisor Information"), such Registration Statement or Proxy Statement contains, as of their respective dates and, if later, the effective date of this Agreement, no untrue statement of any material fact and does not omit any statement of material fact which was required to be stated therein or necessary to make the statements contained therein not misleading; it being understood that the Sub-Advisor shall have no responsibility for any other portion of the Registration Statement or Proxy Statement. The Sub-Advisor further represents and warrants that it is an investment advisor registered under the Investment Advisers Act of 1940, as amended, and under the laws of all jurisdictions in which the conduct of its business hereunder requires such registration.

	In furnishing the services under this Agreement, the Sub-Advisor will use its best efforts to comply with the requirements of the ICA and Sections 817(h) and Section 851(b)(2) and (3)) of the Internal Revenue Code, applicable to the Portfolio, and the regulations promulgated thereunder. Sub-Advisor shall comply with (i) other applicable provisions of state or federal law; (ii) the provision of the Declaration of Trust and By-Laws of the Trust; (iii) policies and determinations of the Trust and Investment Manager; (iv) the fundamental policies and investment restrictions of the Trust, as set out in the Trust's registration statement under the ICA, or as amended by the Trust's shareholders; (v) the Prospectus and Statement of Additional Information of the Trust; and (vi) investment guidelines or other instructions received in writing from Investment Manager. Sub-Advisor shall supervise and monitor the investment program of the Portfolio. The Investment Manager acknowledges to the Sub-Advisor that the Investment Manager also is responsible to the Trust for monitoring compliance with the foregoing requirements; it being understood that such acknowledgement shall in no way diminish the Sub-Advisor's responsibilities under this provision.

	Nothing in this Agreement shall be implied to prevent the Investment Manager from engaging other sub-advisors to provide investment advice and other services in relation to portfolios of the Trust for which Sub-Advisor does not provide such services, or to prevent Investment Manager from providing such services itself in relation to such portfolios. The Sub-Advisor and the Investment Manager understand and agree that if the Investment Manager manages the Portfolio in a "manager-of-managers" style, the Investment Manager will, among other things, (i) continually evaluate the performance of the Sub-Advisor through quantitative and qualitative analysis and consultations with the Sub-Advisor, (ii) periodically make recommendations to the Trust's Board as to whether the contract with one or more sub-advisors should be renewed, modified or terminated, and (iii) periodically report to the Trust's Board regarding the results of its evaluation and monitoring functions.
The Sub-Advisor recognizes that its services may be terminated or modified pursuant to this process.

	The Sub-Advisor acknowledges that the Investment Manager and the Trust intend to rely on Rules 17a-10 and 10f-3 under the ICA, to the extent applicable, and the Sub-Advisor hereby agrees that it shall not consult with any other Sub-Advisor to the Portfolio or the Trust with respect to transactions in securities for the Portfolio's
portfolio or any other transactions of Portfolio assets.   The Sub-
Advisor further acknowledges that it shall not consult with any other sub-advisor of the Portfolio that is a principal underwriter or an affiliated person of a principal underwriter with respect to transactions in securities for the Portfolio's portfolio or any other transactions of Portfolio assets, and that its investment advisory responsibilities as set forth in this Agreement are limited to such discrete portion of the Portfolio's portfolio as determined by the Investment Manager.

2.	Delivery of Documents to Sub-Advisor.  The Investment Manager
has furnished the Sub-Advisor with copies of each of the following documents:

(a)	The Declaration of Trust of the Trust as in effect on the
date hereof;

(b)	The By-laws of the Trust in effect on the date hereof;

(c)	The resolutions of the Trustees approving the engagement of
the Sub-Advisor as Sub-Advisor to the Investment Manager and approving the form of this agreement;

(d)	The resolutions of the Trustees selecting the Investment
Manager as investment manager to the Trust and approving the form of the Investment Manager's Management Agreement with the Trust;

(e)	The Investment Manager's Management Agreement with the
Trust;

(f)	The Code of Ethics of the Trust and of the Investment
Manager as currently in effect; and

(g)	A list of companies the securities of which are not to be
bought or sold for the Portfolio;

(j) the Registration Statement of the Trust;

(k) the Proxy Statement relating to this Agreement; and

(j)	the Investment Manager's most recent balance sheet.

The Investment Manager will furnish the Sub-Advisor from time to time with copies, properly certified or otherwise authenticated, of all amendments of or supplements to the foregoing, if any. Such amendments or supplements as to items (a) through (f) above will be provided within 30 days of the time such materials became available to the Investment Manager. Such amendments or supplements as to item
(g) above will be provided not later than the end of the business day next following the date such amendments or supplements become known to the Investment Manager. The Investment Manager will advise the Sub-Advisor 30 days prior to the effective date of any changes in the investment objective, investment policies, or investment restrictions applicable to the Portfolio.

3.	Delivery of Documents to the Investment Manager.  The Sub-
Advisor has furnished the Investment Manager with copies of each of the following documents:

(a)	The Sub-Advisor's Form ADV as filed with the Securities and
Exchange Commission;

(b)	The Sub-Advisor's most recent balance sheet;

(c)	Separate lists of persons who the Sub-Advisor wishes to
have authorized to give written and/or oral instructions to Custodians of Trust assets for the Portfolio;

(d)	The Code of Ethics of the Sub-Advisor as currently in
effect.

The Sub-Advisor will furnish the Investment Manager from time to time with copies, properly certified or otherwise authenticated, of all material amendments of or supplements to the foregoing, if any. Such amendments or supplements as to items (a) through (d) above will be provided within 30 days of the time such materials became available to the Sub-Advisor.

4.	Investment Advisory Facilities.  The Sub-Advisor, at its
expense, will furnish all necessary investment facilities, including salaries of personnel required for it to execute its duties faithfully.

5.	Execution of Portfolio Transactions.  Sub-Advisor is responsible for decisions to buy and sell securities for the Portfolio, broker-dealer selection, and negotiation of its brokerage commission rates. Sub-Advisor shall determine the securities to be purchased or sold by the Portfolio pursuant to its determinations with or through such persons, brokers or dealers, in conformity with the policy with respect to brokerage as set forth in the Trust's Prospectus and Statement of Additional Information, or as the Board of Trustees may determine from time to time. The Sub-Advisor may consider sale of the shares of the Portfolio, as well as recommendations of the Investment Manager, subject to the requirements of best net price and most favorable execution.

	With respect to brokerage, the Sub-Advisor will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Portfolio on a continuing basis. Accordingly, the cost of the brokerage commissions to the Portfolio may be greater than that available from other brokers if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies and procedures as the Board of Trustees of the Trust may determine, the Sub-Advisor shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of its having caused the Portfolio to pay a broker-dealer that provides research services to the Sub-Advisor for the Portfolio's use an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the research services provided by such broker, viewed in terms of either that particular transaction or the Sub-Advisor's ongoing responsibilities with respect to the Portfolio. The Sub-Advisor is further authorized to allocate the orders placed by it on behalf of the Portfolio to such broker-dealers who also provide research or statistical material, or other services to the Portfolio or the Sub-Advisor.
Such allocation shall be in such amounts and proportions as the Sub-Advisor shall determine and the Sub-Advisor will report on said allocations to the Investment Manager regularly as requested by the Investment Manager and, in any event, at least once each calendar year if no specific request is made, indicating the brokers to whom such allocations have been made and the basis therefor.

6.	Reports by Sub-Advisor.  The Sub-Advisor shall furnish the
Investment Manager monthly, quarterly and annual reports concerning transactions and performance of the Portfolio, including information required in the Trust's Registration, in such form as may be mutually agreed, to review the Portfolio and discuss the management of it.
The Sub-Advisor shall permit books and records maintained by it with respect to the Portfolio to be inspected and audited by the Trust, the Investment Manager or their agents at all reasonable times during normal business hours. The Sub-Advisor shall immediately notify and forward to both Investment Manager and legal counsel for the Trust any legal process served upon it on behalf of the Investment Manager or the Trust. The Sub-Advisor shall promptly notify the Investment Manager of any changes in any Sub-Advisor Information included in the Trust's Registration Statement.

7.	Compensation of Sub-Advisor.  The amount of the compensation to the Sub-Advisor is computed at an annual rate. The fee is payable monthly in arrears, based on the average daily net assets of the Portfolio for each month, at the annual rates shown below.

	For all services rendered, the Investment Manager will calculate and pay the Sub-Advisor at the annual rate of: .50% of the portion of the net assets of the Portfolio not in excess of $750 million; .45% of the portion over $750 million but not in excess of $1 billion; and ..40% of the portion in excess of $1 billion.

	In computing the fee to be paid to the Sub-Advisor, the net asset value of the Portfolio shall be valued as set forth in the then current registration statement of the Trust. If this agreement is terminated, the payment shall be prorated to the date of termination.

	Investment Manager and Sub-Advisor shall not be considered as partners or participants in a joint venture. Sub-Advisor will pay its own expenses for the services to be provided pursuant to this Agreement and will not be obligated to pay any expenses of Investment Manager or the Trust. Except as otherwise provided herein, Investment Manager and the Trust will not be obligated to pay any expenses of Sub-Advisor.

8.	Confidential Treatment.  It is understood that any information or recommendation supplied by the Sub-Advisor in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Investment Manager, the Trust or such persons the Investment Manager may designate in connection with the Portfolio. It is also understood that any information supplied to Sub-Advisor in connection with the performance of its obligations hereunder, particularly, but not limited to, any list of securities which, on a temporary basis, may not be bought or sold for the Portfolio, is to be regarded as confidential and for use only by the Sub-Advisor in connection with its obligation to provide investment advice and other services to the Portfolio.

9.	Representations of the Parties.  Each party to this Agreement hereby acknowledges that it is registered as an investment advisor under the Investment Advisers Act of 1940, it will use its reasonable best efforts to maintain such registration, and it will promptly notify the other if it ceases to be so registered, if its registration is suspended for any reason, or if it is notified by any regulatory organization or court of competent jurisdiction that it should show cause why its registration should not be suspended or terminated.

10.	Liability.  The Sub-Advisor shall give the Portfolio the benefit of the Sub-Advisor's best judgment and efforts in rendering its services hereunder. As an inducement to the Sub-Advisor's undertaking to render these services, the parties agree that, except as provided in Section 14 hereunder, the Sub-Advisor shall not be liable to the Trust or its shareholders or to the Investment Manager for any mistake in judgment or for any act or omission resulting in any loss in connection with any service provided herein in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations hereunder. The Sub-Advisor and the Investment Manager further agree that the Sub-Advisor shall bear no responsibilities or obligations for any portfolios of the Trust other than the Portfolio and any other portfolio with respect to which it serves as sub-advisor.

	The Investment Manager agrees that the Sub-Advisor shall not be liable for any failure to recommend the purchase or sale of any security on behalf of the Portfolio on the basis of any information which might, in Sub-Advisor's opinion, constitute a violation of any federal or state laws, rules or regulations.

11.	Other Activities of Sub-Advisor.  Investment Manager agrees that the Sub-Advisor and any of its officers or employees, and persons affiliated with it or with any such officer or employee may render investment management or advisory services to other investors and institutions, and such investors and institutions may own, purchase or sell, securities or other interests in property the same as or similar to those which are selected for purchase, holding or sale for the Portfolio, and the Sub-Advisor shall be in all respects free to take action with respect to investments in securities or other interests in property the same as or similar to those selected for purchase, holding or sale for the Portfolio. Purchases and sales of individual securities on behalf of the Portfolio or accounts for other investors or institutions will be made on a basis that is equitable to the Portfolio and other accounts. Nothing in this agreement shall impose upon the Sub-Advisor any obligation to purchase or sell or recommend for purchase or sale, for the Portfolio any security which it, its officers, affiliates or employees may purchase or sell for the Sub-Advisor or such officer's, affiliate's or employee's own accounts or for the account of any other client, advisory or otherwise.

12.	Continuance and Termination.  This Agreement shall remain in full force and effect for one year from the date hereof, and is renewable annually thereafter by specific approval of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio. Any such renewal shall be approved by the vote of a majority of the Trustees who are not interested persons under the ICA, cast in person at a meeting called for the purpose of voting on such renewal. This agreement may be terminated without penalty at any time by the Investment Manager or Sub-Advisor upon 60 days written notice, and will automatically terminate in the event of its assignment by either party to this Agreement, as defined in the ICA, or (provided Sub-Advisor has received prior written notice thereof) upon termination of the Investment Manager's Management Agreement with the Trust.

13.	Notification.  Sub-Advisor will notify the Investment Manager within a reasonable time of any change in the personnel of the Sub-Advisor with responsibility for making investment decisions in relation to the Portfolio or who have been authorized to give instructions to a Custodian of the Trust.

	Any notice, instruction or other communication required or contemplated by this agreement shall be in writing. All such communications shall be addressed to the recipient at the address set forth below, provided that either party may, by notice, designate a different address for such party.

Investment Manager:	American Skandia Investment Services,
Incorporated
			Prudential Investments LLC
			Gateway Center Three
100 Mulberry Street
Newark, NJ 07102
			Attention:  Robert F. Gunia
			Executive Vice President

Sub-Advisor:		Neuberger Berman Management, Inc.
			605 Third Avenue
			2nd Floor
			New York, NY 10158-0180
			Attention:  General Counsel

Trust:			American Skandia Trust
			One Corporate Drive
			Shelton, Connecticut 06484
			Attention: Law Department

14.	Indemnification.  The Sub-Advisor agrees to indemnify and hold harmless Investment Manager, any affiliated person within the meaning of Section 2(a)(3) of the 1940 Act ("affiliated person") of Investment Manager (which shall not be deemed to include the Trust or the Portfolio) and each person, if any who, within the meaning of
Section 15 of the Securities Act of 1933 (the "1933 Act"), controls ("controlling person") Investment Manager, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which Investment Manager or such affiliated person or controlling person may become subject under the 1933 Act, the 1940 Act, the Investment Adviser's Act of 1940 ("Adviser's Act"), under any other statute, at common law or otherwise, arising out of Sub-Advisor's responsibilities as portfolio manager of the Portfolio (1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence by Sub-Advisor, any of Sub-Advisor's employees or representatives or any affiliate of or any person acting on behalf of Sub-Advisor, or (2) as a result of any untrue statement or alleged untrue statement of a material fact contained in Sub-Advisor Information set forth in a prospectus or statement of additional information covering the Portfolio or the Trust or any amendment thereof or any supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made in reliance upon written information furnished to Investment Manager, the Trust or any affiliated person of the Investment Manager or the Trust or upon verbal information confirmed by the Sub-Advisor in writing for the purpose of inclusion in such prospectus or statement of additional information, or (3) to the extent of, and as a result of, the failure of the Sub-Advisor to execute, or cause to be executed, Portfolio transactions according to the requirements set forth in the 1940 Act; provided, however, that in no case is Sub-Advisor's indemnity in favor of Investment Manager or any affiliated person or controlling person of Investment Manager deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

	The Investment Manager agrees to indemnify and hold harmless Sub-Advisor, any affiliated person within the meaning of Section 2(a)(3) of the 1940 Act ("affiliated person") of Sub-Advisor and each person, if any who, within the meaning of Section 15 of the Securities Act of 1933 (the "1933 Act"), controls ("controlling person") Sub-Advisor, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which Sub-Advisor or such affiliated person or controlling person may become subject under the 1933 Act, the 1940 Act, the Investment Adviser's Act of 1940 ("Adviser's Act"), under any other statute, at common law or otherwise, arising out of Investment Manager's responsibilities as investment manager of the Portfolio (1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence by Investment Manager, any of Investment Manager's employees or representatives or any affiliate of or any person acting on behalf of Investment Manager, or (2) as a result of any untrue statement or alleged untrue statement of a material fact contained in Sub-Advisor Information set forth in a prospectus or statement of additional information covering the Portfolio or the Trust or any amendment thereof or any supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made by the Trust other than in reliance upon written information furnished by Sub-Advisor, or any affiliated person of the Sub-Advisor or other than upon verbal information confirmed by the Sub-Advisor in writing for the purpose of inclusion in such prospectus or statement of additional information; provided, however, that in no case is Investment Manager's indemnity in favor of Sub-Advisor or any affiliated person or controlling person of Sub-Advisor deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

15.	Warranty.  The Investment Manager represents and warrants that
(i) the appointment of the Sub-Advisor by the Investment Manager has been duly authorized and (ii) it has acted and will continue to act in connection with the transactions contemplated hereby, and the transactions contemplated hereby are, in conformity with the Investment Company Act of 1940, the Trust's governing documents and other applicable laws.

	The Sub-Advisor represents and warrants that it is authorized to perform the services contemplated to be performed hereunder.


16.	Governing Law.  This agreement is made under, and shall be
governed by and construed in accordance with, the laws of the State of Connecticut.

The effective date of this agreement is October 31, 2003.


FOR THE INVESTMENT MANAGER:

Robert F. Gunia
Executive Vice President

Date:
Attest:


FOR THE SUB-ADVISOR:

Date:
Attest: